UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)                                                                 June 4, 2008

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

                 Ohio                                                     1-434                                                        31-0411980
 (State or other jurisdiction                               (Commission                                               (IRS Employer
         of incorporation)                                       File Number)                                             Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio                                                                            45202
(Address of principal executive offices)                                                                                  (Zip Code)

Registrant's telephone number, including area code    (513) 983-1100

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE

On June 4, 2008, The Procter & Gamble Company (“Company”) and The J. M. Smucker Company (“Smucker”) issued a news release announcing that the companies have agreed to merge the Company’s coffee business into Smucker in an all-stock reverse Morris Trust transaction.

The Company is furnishing this 8-K pursuant to Item 7.01, "Regulation FD Disclosure."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:           /S/ ERIC J. WUNSCH
Eric J. Wunsch, Assistant Secretary
Associate General Counsel
June 4, 2008

EXHIBITS

99.1     News Release by The Procter & Gamble Company dated June 4, 2008.